SSGA ACTIVE TRUST

State Street® Loomis Sayles Opportunistic Bond ETF

(the “Fund”)

Supplement dated March 31, 2026 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated October 31, 2025, as may be supplemented from time to time

Effective immediately, Mark LaRochelle will serve as an additional portfolio manager of the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are revised as follows:

1)	The “Portfolio Managers” section for the Fund on page 51 of the Prospectus and page 9 of the Summary Prospectus is deleted and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are Kevin Kearns, Andrea DiCenso, Tom Stolberg and Mark LaRochelle.

Kevin Kearns is a Portfolio Manager and Head of the Alpha Strategies Group. He joined Loomis Sayles in 2007.

Andrea DiCenso is a Co-Portfolio Manager for the credit asset, world credit asset and emerging market debt blended total return strategies. She is also a Senior Strategist for the Alpha Strategies Group. She joined Loomis Sayles in 2006.

Tom Stolberg, CFA, is a Co-Portfolio Manager for the multi-asset credit strategies. He joined Loomis Sayles in 2008.

Mark LaRochelle is a Co-Portfolio Manager for the Credit Asset, Tactical Credit Asset Opportunities & World Credit Asset Strategies. He joined Loomis Sayles in 2000.

2)

The Fund’s portfolio manager information beginning on page 152 of the Prospectus is revised in accordance with the Fund’s new portfolio management team listed in Item 2 above. Additionally, the following biography for Mr. LaRochelle is added to page 153 of the Prospectus:

Mark LaRochelle is an Associate Portfolio Manager for the Credit Asset Strategy at Loomis, Sayles & Company. He also leads the firm’s Systematic US and Global High Yield Strategies, blending fundamental credit expertise with systematic discipline. Mr. LaRochelle joined Loomis Sayles in 2000 and has 28 years of investment industry experience. Initially focused on economic modeling, he developed his fundamental expertise in the firm’s Credit Research Group, ultimately attaining the role of Senior Credit Research Analyst, where he covered high yield and leveraged loan issuers across a diverse range of industries. Recruited to the Alpha Strategies Group in 2011, Mr. LaRochelle continues to focus on generating alpha across capital structures in the US and Europe. He was named Associate Portfolio Manager in June 2024. Mr. LaRochelle earned a BS from Worcester Polytechnic Institute and is a CFA charterholder.

3)	The “Portfolio Management Team” table on page 69 of the SAI is revised in accordance with the Fund’s new portfolio management team listed in item 2 above.

4)	The following is added to the “Other Accounts Managed as of June 30, 2025” table on page 108 of the SAI:

Portfolio Manager	Registered Investment Company Accounts*	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)		Other Accounts		Assets Managed (billions)*		Total Assets Managed (billions)
Mark LaRochelle†	0	$0	0	††	$0	††	0	†††	$0	†††	$0

†	Information for Mr. LaRochelle provided as of December 31, 2025.
††	Includes 0 accounts with performance-based fees.
†††	Includes 0 accounts with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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